SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is June 28, 2021.

MFS® Emerging Markets Equity Research Fund
MFS® International Large Cap Value Fund

Effective immediately, the sub-section entitled "Class A and Class C Shares" in the section entitled "How to Purchase Shares” under the main heading entitled "How to Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Class A and Class C Shares.  You can establish an account by having your financial intermediary process your purchase or by contacting MFSC directly.
Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $999,999 for Class C share purchases, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a Letter of Intent or Right of Accumulation will be included.
The fund or its agents may at their discretion accept a purchase request for Class C shares that would otherwise exceed the total account value limitation of $999,999 under certain circumstances, including purchases by certain types of group or sponsored retirement plans.

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